UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):                    May 31, 2005

NMHG Holding Co.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-89248	31-1637659
(Commission File Number)	(IRS Employer Identification Number)

650 N.E. Holladay Street, Suite 1600, Portland, OR	97232
(Address of Principal Executive Offices)	(Zip Code)

(503) 721-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On May 31, 2005, NACCO Materials Handling Group, Inc. (the “Company”), which is a wholly owned subsidiary of NMHG Holding Co., entered into a letter agreement with General Electric Capital Corporation (“GECC”) to extend the term of its International Operating Agreement dated April 15, 1998 with GECC (the “Agreement”) until September 1, 2005.

Item 9.01 Financial Statements and Exhibits.

     As described in Item 1.01 of this Current Report on Form 8-K, the following Exhibit is filed as part of this Current Report on Form 8-K.

(c) Exhibits
10.1	Letter Agreement between NACCO Materials Handling Group, Inc. and General Electric Capital Corporation dated May 31, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NMHG HOLDING CO.

By: /s/ Michael K. Smith
        Name: Michael K. Smith
        Title: Vice President Finance & Information
        Technology and Chief Financial Officer

Date: June 6, 2005

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Letter Agreement between NACCO Materials Handling Group, Inc. and General Electric Capital Corporation dated May 31, 2005.